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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 21, 1999, relating to the financial statements and financial statement schedule, which appear in Maxtor Corporation's Annual Report on Form 10-K for the year ended December 26, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
September 9, 1999